SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549



                             FORM 8-K
                          CURRENT REPORT





              PURSUANT TO SECTION 13 OR 15(d) OF THE
                  SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): November 26, 1997

                                                 __________________

                       LSB INDUSTRIES, INC.
       ____________________________________________________
      (Exact name of registrant as specified in its charter)

     Delaware                1-7677               73-1015226
__________________     __________________    ____________________
(State or other        (Commission File      (IRS Employer
 jurisdiction of            Number)          Identification No.)
 incorporation)


16 South Pennsylvania, Oklahoma City, Oklahoma         73107
______________________________________________    _______________
(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code  (405) 235-4546
                                                  ________________


                          Not applicable
   ____________________________________________________________
  (Former name or former address, if changed since last report)

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          Item 5.   Other Events.
          _____________

     On November 26, 1997, the Registrant's wholly owned subsidiary, ClimaChem, Inc., an Oklahoma corporation ("ClimaChem"), issued $105 million of its 10 3/4% Senior Notes due 2007 (the "Notes"). The Notes are unsecured and are unconditionally guaranteed by certain subsidiaries of ClimaChem (the "Guarantors"). The Notes were issued pursuant to the terms of an Indenture, dated November 26, 1997, between ClimaChem, the Guarantors, and Bank One, NA, as the trustee. The Notes were sold pursuant to an exemption from registration under Section 4(2) and Rule 144A of the Securities Act of 1933, as amended (the "Act"), and, therefore, were not registered under the Act. Accordingly, the Notes may not be offered or sold in the United States absent registration or pursuant to an applicable exemption from the registration requirements of the Act. The net proceeds from the sale of the Notes were used to repay certain term loans, to reduce the outstanding amounts under various revolving credit facilities, to fund a loan to the Registrant of $10 million, and for ClimaChem's general corporate purposes.

     ClimaChem owns the Registrant's Chemical Business, which is engaged in the manufacture and sale of chemical products for the mining, agricultural and industrial markets, and the Registrant's Climate Control Business, which is engaged in the manufacture and sale of a broad range of hydronic fan coils and water source heat pumps as well as other air conditioning products for commercial and residential applications.

     A copy of the related press release issued November 26, 1997, in accordance with Rule 135c promulgated under the Act is attached as an exhibit hereto.

Item 7.   Financial Statements and Exhibits.
          __________________________________

          (c)  Exhibits.

               4.1  Indenture, dated November 26, 1997, between
                    ClimaChem, Inc., the Guarantors signatory thereto, and Bank One, NA.

               4.2 Registration Rights Agreement, dated November 26, 1997, between ClimaChem, Inc., the Guarantors signatory thereto, and Wasserstein Perella
                    Securities, Inc.

               99.1 Press release, dated November 26, 1997.

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                            SIGNATURES
                           ___________

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: December 5, 1997.

                              LSB INDUSTRIES, INC.


                              By: /s/ Tony M. Shelby
                                 ________________________
                                 Tony M. Shelby
                                 Senior Vice President





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